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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 8, 2004
                                                         ---------------

                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)


                             1800 East Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

On January 8, 2004, TouchTunes Music Corporation (the "Corporation") issued a press release announcing that the Corporation had won a summary judgement ruling from the U.S. District Court for the Northern District of California that Ecast, Inc.'s jukebox technology had infringed TouchTunes' U.S. Patent No. 6,308,204.

On January 13, 2004, the Corporation issued a press release announcing that Ecast filed a patent claim against the Corporation and that the Corporation had counterclaimed against Ecast and Rock-Ola for patent infringement and the Company is seeking an injunction against Ecast and Rock-Ola from further infringement and additional damages. A copy of the press releases are attached as Exhibit 99.1 and 99.2 respectively to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

99.1 The Corporation's press release relating to the Federal Court's ruling, dated January 8, 2004.

99.2 The Corporation's press release relating to the counterclaims against Ecast and Rock-Ola, dated January 13, 2004.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOUCHTUNES MUSIC CORPORATION

                                   By: /s/ Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice-President Finance and
                                       Chief Financial Officer

Date: February 27, 2004


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                                  EXHIBIT INDEX
                                  -------------
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
Exhibit No.         Description
-----------         -----------

99.1 The Corporation's press release relating to the Federal Court's ruling, dated January 8, 2004.

99.2 The Corporation's press release relating to the counterclaims against Ecast and Rock-Ola, dated January 13, 2004.
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